Summary Prospectus	December 1, 2014

Schwab MarketTrack Balanced PortfolioTM

Ticker Symbol:    SWBGX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, Statement of Additional Information (SAI) and other information about the fund online at www.schwabfunds.com/prospectus. You can also obtain this information at no cost by calling 1-866-414-6349 or by sending an email request to orders@mysummaryprospectus.com. If you purchase or hold fund shares through a financial intermediary, the fund’s prospectus, SAI, and other information about the fund are available from your financial intermediary.

The fund’s prospectus and SAI, both dated December 1, 2014, include a more detailed discussion of fund investment policies and the risks associated with various fund investments. The prospectus and SAI are incorporated by reference into the summary prospectus, making them legally a part of the summary prospectus.

Investment objective

The portfolio seeks both capital growth and income.

Portfolio fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the portfolio.

Shareholder fees (fees paid directly from your investment)
Redemption fee (as a % of the amount sold or exchanged within 30 days of purchase)	2.00

Annual portfolio operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.13
Distribution (12b-1) fees	None
Other expenses	0.28
Acquired fund fees and expenses (AFFE)[1]	0.24

Total annual portfolio operating expenses (including AFFE)[2]	0.65

[1]

Acquired fund fees and expenses (AFFE) are based on estimated amounts for the current fiscal year. AFFE reflects the estimated amount of fees and expenses incurred indirectly by the portfolio through its investments in the underlying funds.

[2]

The total annual portfolio operating expenses in the fee table may differ from the expense ratios in the portfolio’s “Financial highlights” because the financial highlights include only the portfolio’s direct operating expenses and do not include AFFE.

Example

This example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The figures are based on total annual portfolio operating expenses (including AFFE). The expenses would be the same whether you stayed in the portfolio or sold your shares at the end of each period. Your actual costs may be higher or lower.

Expenses on a $10,000 investment

1 year	3 years	5 years	10 years
$66	$208	$362	$810

Portfolio turnover

The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when portfolio shares are held in a taxable account. These costs, which are not reflected in the annual portfolio operating expenses or in the example, affect the portfolio’s performance. During the most recent fiscal year, the portfolio’s portfolio turnover rate was 16% of the average value of its portfolio.

Principal investment strategies

To pursue its goal, the portfolio maintains a defined asset allocation. The portfolio’s target allocation includes bond, stock and cash investments.

The portfolio’s allocation is weighted toward stock investments, while including substantial bond investments in seeking to add income and reduce the portfolio’s volatility. The portfolio seeks to remain close to the target allocations of 60% equity, 35% fixed income and 5% cash and cash equivalents (including money market funds) and typically does not change its target allocation.

The equity allocation is further divided into five segments; 30% of assets for US large-cap, 15% for US small-cap, 10% for developed international large-cap, 3% for developed international small-cap and 3% for emerging markets.

The portfolio invests mainly in other Schwab Funds®, including Schwab index funds, which use a variety of indexing strategies. These underlying Schwab index funds seek to track or replicate the total returns of various market indices. They typically invest in the securities included in the index they are tracking or replicating, and generally give each security the same weight as the index does. However, for certain underlying Schwab index funds, it is possible that the investment adviser may determine to utilize instead a “sampling” methodology in seeking to achieve the underlying fund’s objective. Sampling means that the investment adviser uses quantitative analysis to select securities from an index universe to obtain a representative sample of securities that resembles an index in terms of key risk factors, performance attributes and other characteristics. In certain circumstances it may not be possible or practicable for the underlying fund to invest in all of the securities comprising an index or in proportion to their weightings in an index.

The underlying funds may invest in derivatives and lend their securities to minimize the gap in performance that naturally exists between any index fund and its corresponding index. Each underlying fund focuses on a different market segment.

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The portfolio manager monitors the portfolio’s holdings and cash flow and manages them as needed in order to maintain the portfolio’s target allocation. The manager may permit modest deviations from the target allocation for certain periods of time, in order to reduce transaction costs.

Principal risks

The portfolio is subject to risks, any of which could cause an investor to lose money. The portfolio’s principal risks include:

Asset Allocation Risk.  The portfolio is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the portfolio’s assets among the various asset classes and market segments will cause the portfolio to underperform other funds with a similar investment objective.

Affiliated Fund Risk.  The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, the portfolio manager is a fiduciary to the portfolio and is legally obligated to act in the portfolio’s best interests when selecting underlying funds, without taking fees into consideration.

Market Risk.  Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the portfolio will fluctuate, which means that you could lose money.

Underlying Fund Investment Risk.  The value of your investment in the portfolio is based primarily on the prices of the underlying funds that the portfolio purchases. In turn, the price of each underlying fund is based on the value of its securities. The portfolio is subject to the performance and expenses of the underlying funds in which it invests. Before investing in the portfolio, investors should assess the risks associated with the underlying funds in which the portfolio may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although the portfolio’s exposure to a particular risk will be proportionate to the portfolio’s overall asset allocation and underlying fund allocation.

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Investment Risk.  An investment in an underlying fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The portfolio may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.

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Investment Style Risk.  Some underlying funds seek to track the performance of various segments of the stock market, as measured by their respective indices. Each underlying fund follows these stocks during upturns as well as downturns. Because of their indexing strategy, the underlying funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of an underlying fund’s expenses, the underlying fund’s performance is normally below that of the index.

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Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, the equity market tends to move in cycles, which may cause stock prices to fall over short or extended periods of time.

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Tracking Error Risk.  Each underlying index fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of a fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.

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Large-Cap Risk.  Many of the risks of the underlying funds are associated with its investment in the large-cap segments of the stock market. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — bonds or mid- or small-cap stocks, for instance — an underlying fund’s performance also will lag those investments.

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Small-Cap Risk.  Historically, small-cap stocks have been riskier than large- and mid-cap stocks, and their prices may move sharply, especially during market upturns and downturns. Small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments — bonds or large-cap stocks, for instance — an underlying fund’s performance also will lag those investments.

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Money Market Risk.  Although an underlying money market fund seeks to maintain a stable $1 net asset value, it is possible to lose money by investing in a money market fund. In addition, a money market fund is not designed to offer capital appreciation.

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Concentration Risk.  To the extent that the an underlying fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country or asset class, the underlying fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country or asset class.

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Foreign Investment Risk.  An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of an underlying fund’s investments, and could impair an underlying fund’s ability to meet its investment objective or invest in accordance with its investment strategy. These risks may be heightened in connection with investments in emerging markets. Foreign securities also include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”), which are receipts issued by U.S. and foreign banks that represent shares of foreign-based corporations. Investment in ADRs, GDRs and EDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile. To the extent an underlying fund’s investment in a single country or a limited number of countries represents a larger percentage of the underlying fund’s assets, the underlying fund’s performance may be adversely affected by the economic, political and social conditions in those countries and it may be subject to increased price volatility.

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Emerging Markets Risk.  Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries

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may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with an underlying fund’s investments in emerging market countries and, at times, it may be difficult to value such investments.

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Currency Risk.  As a result of an underlying fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the underlying fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in an underlying fund would be adversely affected.

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Derivatives Risk.  An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. An underlying fund’s use of derivatives could reduce the underlying fund’s performance, increase volatility and could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on an underlying fund.

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Exchange Traded Funds (ETFs) Risk.  When an underlying fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in an ETF can result in its value of being more volatile than the underlying portfolio of securities.

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Debt Securities Risk.  Bond prices generally fall when interest rates rise. Bonds with longer maturities tend to be more sensitive to this risk. Underlying fund performance also could be affected if an issuer or guarantor of a bond held by the portfolio fails to make timely principal or interest payments or otherwise honor its obligations. Lower-quality bonds are considered speculative with respect to their issuer’s ability to make timely payments or otherwise honor their obligations. In addition, prices of lower-quality bonds tend to be more volatile than those of investment-grade bonds, and may fall based on bad news about the issuer, an industry or the overall economy.

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Interest Rate Risk.  An underlying fund’s investments in fixed income securities are subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the underlying fund’s yield will change over time. During periods when interest rates are low, the underlying fund’s yield (and total return) also may be low. Changes in interest rates also may affect the underlying fund’s share price: a sharp rise in interest rates could cause the fund’s share price to fall. The longer the underlying fund’s duration, the more sensitive to interest rate movements its share price is likely to be. Because interest rates in the United States and other countries are at, or near, historically low levels, a change in a central bank’s monetary policy (e.g., tapering of the Federal Reserve Board’s quantitative easing program) or improving economic conditions may result in an increase in interest rates.

—	Liquidity Risk. A particular investment may be difficult to purchase or sell. An underlying fund may be unable to sell illiquid securities at an advantageous time or price.

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Sampling Index Tracking Risk.  To the extent an underlying fund uses a sampling method, the underlying fund will not fully replicate its comparative index and may hold securities not included in the index. As a result, the underlying fund will be subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. If the underlying fund utilizes a sampling approach, it may not track the return of the index as well as it would if the underlying fund purchased all of the securities in the index.

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Securities Lending Risk.  An underlying fund may lend its portfolio securities to brokers, dealers, and other financial institutions. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

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Portfolio Turnover Risk.  Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gain distributions.

Direct Investment Risk.  The portfolio may invest directly in individual securities, as well as other mutual funds, ETFs and cash equivalents, including money market securities. The portfolio’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same security.

For more information on the risks of investing in the portfolio please see the “Portfolio details” section in the prospectus.

Performance

The bar chart below shows how the portfolio’s investment results have varied from year to year, and the following table shows how the portfolio’s average annual total returns for various periods compared to those of certain broad based indices and a composite index based on the portfolio’s target allocation. This information provides some indication of the risks of investing in the portfolio.

All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.schwabfunds.com/prospectus.

Annual total returns (%) as of 12/31

Best quarter: 12.52% Q2 2009

Worst quarter: (13.61%) Q4 2008

Year-to-date performance (before taxes) as of 9/30/14: 2.58%

Average annual total returns (%) as of 12/31/13
	1 year		5 years	10 years
Before taxes	16.49%		11.68%	5.86%
After taxes on distributions	15.83%		11.12%	5.12%
After taxes on distributions and sale of shares	9.69%		9.23%	4.53%
Comparative Indices (reflect no deduction for expenses or taxes)
S&P 500® Index	32.39%		17.94%	7.41%
Barclays U.S. Aggregate Bond Index	(2.02%	)	4.44%	4.55%
Balanced Composite Index[1]	16.83%		12.14%	6.70%

[1]

The Balanced Composite Index is a custom blended index developed by Charles Schwab Investment Management, Inc. based on a comparable portfolio asset allocation and that effective December 1, 2014 is calculated using the following portion allocations: 21% S&P 500 Index, 10.50% Russell 2000 Index, 9% Russell Fundamental U.S. Large Company Index, 4.50% Russell Fundamental U.S. Small Company Index, 7% MSCI EAFE (Net) Index, 3% Russell Fundamental Developed ex-U.S. Large Company

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REG54286-09 00129339	Schwab MarketTrack Balanced PortfolioTM; Ticker Symbol: SWBGX

Index, 2.50% Russell Fundamental Developed ex-U.S. Small Company Index, 2.50% Russell Fundamental Emerging Markets Large Company Index, 35% Barclays U.S. Aggregate Bond Index, and 5% Barclays U.S. Treasury Bills: 1-3 Months Index. From March 1, 2014 to December 1, 2014, the index was comprised of 30% S&P 500 Index, 15% Russell 2000 Index ,15% MSCI EAFE (Net) Index, 35% Barclays U.S. Aggregate Bond Index, and 5% Barclays U.S. Treasury Bills: 1-3 Months Index. On March 1, 2014, the combination of the S&P 500 Index and Russell 2000 replaced the Dow Jones U.S. Total Stock Market Index in the custom index. Prior to March 1, 2014, the index was comprised of 45% Dow Jones U.S. Total Stock Market Index, 15% MSCI EAFE (Net) Index, 35% Barclays U.S. Aggregate Bond Index, and 5% Barclays U.S. Treasury Bills: 1-3 Months Index. The components that make up the composite may vary over time.

The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your portfolio shares through a tax-deferred arrangement, such as a 401(k) plan, IRA or other tax-advantaged account.

Investment adviser

Charles Schwab Investment Management, Inc.

Portfolio manager

Zifan Tang, Ph.D., CFA, Managing Director and Head of Asset Allocation Strategies, is responsible for the day-to-day management of the fund. She has managed the fund since February 2012.

Purchase and sale of portfolio shares

The portfolio is open for business each day that the New York Stock Exchange is open. When you place orders to purchase, exchange or redeem portfolio shares through an account at Charles Schwab & Co.,

Inc. (Schwab) or another intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.

Eligible Investors (as determined by the portfolio and which generally are limited to institutional investors) may invest directly in the portfolio by placing purchase, exchange and redemption orders through the portfolio’s transfer agent. Eligible Investors must contact the transfer agent by phone or in writing to obtain an account application. Eligible Investors may contact the transfer agent:

—	by telephone at 1-800-407-0256, or

—	by mail to Boston Financial Data Services, Attn: Schwab Funds, P.O. Box 8283, Boston, MA 02266-8323.

The minimum initial investment for the portfolio is $100. The portfolio may waive the minimum initial investment for certain investors or in the fund’s sole discretion.

Tax information

Dividends and capital gains distributions received from the portfolio will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.

Payments to financial intermediaries

If you purchase shares of the portfolio through a broker-dealer or other financial intermediary (such as a bank), the portfolio and its related companies may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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